Bunker inventory	12 Months Ended
Dec. 31, 2020
Disclosure of inventories [Abstract]
Bunker inventory	Bunker inventory
The Group has set up a Bunker Fuel Management Group to manage the fuel oil exposure in the future relating to the IMO 2020 requirements. IMO 2020 requires the vessels to operate with low sulfur fuel (LSFO) which was expected to be higher priced due to anticipated or potential shortage in the production of LSFO in the first months of 2020 compared to demand. The activity involves the purchase and storage of compliant fuel oil inventory on board of a Euronav vessel, the ULCC Oceania, so that there would be a safety inventory available for the use on our own fleet.

The bunker inventory purchased and stored on this Euronav vessel is accounted for at the lower of cost and net realizable value with cost being determined on a weighted average basis. The cost includes: the purchase price, initial fuel inspection costs, the transport and handling costs for loading the bunker on our vessel and the effective portion of the change in fair value of derivatives (see Note 14) designated as cashflow hedge of the underlying index between commitment and pricing.

In the course of 2020, the Company purchased an additional 179,927 metric ton (2019: 420,000 metric ton) of compliant fuel for an amount of $49.7 million (2019: $202.3 million) (all costs included). As of December 31, 2020 the carrying amount of the total bunker inventory amounted to $75.8 million (2019: $183.4 million) of which $57.7 million (2019: $164.0 million) was the carrying amount of the bunker inventory related to the purchase and storage of compliant fuel oil inventory on board of the Oceania.

The compliant fuel has already been partially transferred to our fleet and will continue to be transferred and used in the course of 2021. $22.7 million (2019: $0) has been recognized as bunker expense in the consolidated statement of profit or loss during 2020 which is included under voyage expenses and commissions (as discussed in Note 5). As of December 31, 2020 the carrying amount of the bunker inventory on board of our vessels amounted to $18.1 million (2019: $19.4 million). Bunkers delivered to vessels operating in the TI Pool, are sold to the TI Pool and bunkers on board of these pooled vessels are no longer shown as bunker inventory but as trade and other receivables.

In compliance with the accounting policy no write-down had to be considered at the course of 2020 as the net realizable value remained positive as the bunker fuel is being used in the end product because future TCE was estimated as high enough to recoup higher cost. As of December 31, 2020, the market price of compliant fuel oil exceeded our weighted average cost.

The inventory is pledged as security to the $100 million loan facility.